UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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Form 8-K
Current Report
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Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

April 26, 2016
Date of Report (Date of earliest event reported)

BB&T Corporation
(Exact name of registrant as specified in its charter)

Commission file number: 1-10853
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North Carolina	56-0939887
(State of incorporation)	(I.R.S. Employer Identification No.)

200 West Second Street
Winston-Salem, North Carolina	27101
(Address of principal executive offices)	(Zip Code)
(336) 733-2000
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01	Regulation FD Disclosure
On April 26, 2016, the board of directors of BB&T Corporation declared an increase in the quarterly common stock dividend of $0.01, to $0.28 per share payable June 1, 2016, to shareholders of record at the close of business May 13, 2016.

The information in Items 7.01 and 9.01 of this report is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing. None of the information available through the attached press release shall be deemed incorporated by reference herein.

ITEM 9.01	Financial Statements and Exhibits
Exhibit No.	Description of Exhibit
99.1	Copy of press release announcing quarterly dividend payments.

S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BB&T CORPORATION
(Registrant)

By: /s/ Cynthia B. Powell

Cynthia B. Powell
Executive Vice President and Corporate Controller
(Principal Accounting Officer)

Date: April 26, 2016